Exhibit (10a)

FIRST AMENDMENT TO THE

RUSSELL CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

THIS FIRST AMENDMENT to the Russell Corporation Supplemental Executive Retirement Plan (the “Plan”) is made on this 29th day of March, 2004, by the Administrative Committee.

WITNESSETH:

WHEREAS, Russell Corporation (the “Company”) maintains the Plan for the benefit of designated key management employees; and

WHEREAS, the Company desires to amend the Plan to limit benefit accruals to only those periods during which an individual is an active participant in the Plan; and

WHEREAS, the Company desires to amend other provisions of the Plan; and

WHEREAS, Section 11.1 of the Plan provides that the Administrative Committee has the right to amend the Plan at any time;

NOW, THEREFORE, effective as of the dates indicated below, the Plan hereby is amended as follows:

1. Effective January 1, 2002, Section 1.24 of the Plan is hereby amended by deleting said Section 1.24 in its entirety and by substituting in lieu thereof the following:

1.24 Final Average Compensation means the average monthly amount determined by dividing a Participant’s total Earnings during the 3 consecutive years in which such total was the highest, selected from the last 10 consecutive years prior to retirement, by 36; provided, that for purposes of this Section, “year” means the 12-month period ending on the last day of the fiscal quarter ending on or immediately before the date on which such Participant has a Termination of Employment or other date as of which a calculation in respect thereto is made and each 12-month period prior thereto.

2. Effective March 1, 2004, Section 1.45 of the Plan is hereby amended by deleting said Section 1.45 in its entirety and by substituting in lieu thereof the following:

1.45 Years of Credited Service means Years of Service earned while an Eligible Employee is a Participant in the Plan. Notwithstanding the foregoing, with respect to any individual who was a Participant in the Plan on or before February 29, 2004, “Years of Credited Service” means Years of Service earned on or after January 1, 1998.

3. Effective March 1, 2004, a new Section 1.47 is added to the Plan to read as follows:

1.47 Years of Vesting Service means Years of Service earned on or after January 1, 1998.

4. Effective March 1, 2004, Section 3.1 of the Plan is hereby amended by deleting said Section 3.1 in its entirety and by substituting in lieu thereof the following:

3.1	Determination of Accrued Benefit.

Except as provided in Section 3.2, a Participant’s Accrued Benefit as of any date of determination is an annual benefit commencing as of such date of determination that is equal to the following:

(a) 2% of the Participant’s Final Average Compensation for each year that a Participant’s Years of Credited Service is less than or equal to 25 years; minus

(b) the product of:

(1) the sum of (A) the Participant’s Pension Plan Benefits plus (B) the Participant’s Excess Plan Benefit, times

(2) a fraction the numerator of which is the Years of Credited Service and the denominator of which is the Participant’s total Years of Service calculated under the Pension Plan.

5. Effective March 1, 2004, Section 4.1 of the Plan is hereby amended by deleting said Section 4.1 in its entirety and by substituting in lieu thereof the following:

4.1	Time of Vesting.

A Participant shall become 100% vested in his Accrued Benefit, and his Retirement Benefit thereby shall become nonforfeitable, as of the first of the following to occur:

(a) the Participant has 5 or more Years of Vesting Service, or

(b) the Participant attains age 61, or

(c) a Change in Control occurs with respect to the Participant.

6. Except as specified herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Administrative Committee has caused a duly authorized officer of the Company to execute this Amendment on the date first written above.

RUSSELL CORPORATION

By:	/s/ Floyd G. Hoffman
Floyd G. Hoffman
Senior Vice President, Corporate Development, General Counsel and Secretary

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